UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 08, 2007
(February 05, 2007)
MBI Financial, Inc.
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)
2-42114
(Commission File Number)
75-1310613
(IRS Employer Identification No.)
1845 Woodall Rogers, Suite 1020 — Dallas, TX (75201)
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 468-0000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURES
Resignation Letter

FORM 8-K
MBI, Inc.
Section 2 — Financial Information
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On February 5, 2007, William R. Miertschin submitted his resignation from the Board of Directors. The resignation is effective immediately.
(c) Exhibits
Exhibit No. Description
10.1 Resignation letter from William R. Miertschin.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBI Financial, INC. (Registrant)

Date: FEBRUARY 8, 2007

/s/ Patrick McGeeney Patrick McGeeney, Chairman, President and
Chief Executive Officer